Debt (Details) - Forge Nano, Inc. - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Debt
Less: unamortized debt issuance costs and discounts	$ (122)	$ (2,929)
Total debt, less unamortized debt issuance costs and discounts	10,366	17,071
Interest expense	1,792	2,034
Senior secured term loan
Debt
Senior secured term loan issued in May 2023 by OIC, LLC, including a weighted-average interest at 10 percent per annum at December 31, 2025 and December 31, 2024. The note is collateralized by the Company's assets and intellectual property and is due in full on May 5, 2026	$ 10,488	$ 20,000
Weighted-average interest rate	10.00%	10.00%